SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                                       CW

                                  (Depositor)

     (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-6)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        CHL Mortgage Pass-Through Trust
                                 Series 2004-6

On October 25, 2004, The Bank of New York, as Trustee for CW, CHL Mortgage Pass-Through Trust Series 2004-6, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2004, among CW as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, CHL Mortgage Pass-Through Trust Series 2004-6 relating to the distribution date of October 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2004


                             Payment Date: 10/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                 CHL Mortgage Pass-Through Trust, Series 2004-6
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        55,812,522.81    4.281739%     1,197,394.39    199,145.52    1,396,539.91       0.00       0.00
                        1A2        23,618,887.38    4.156739%       506,716.44     81,814.62      588,531.06       0.00       0.00
                        1A3        32,720,909.52    3.856739%       701,990.01    105,163.33      807,153.34       0.00       0.00
                        1X        112,152,319.71    0.444720%             0.00     41,563.66       41,563.66       0.00       0.00
                        2A1        67,083,875.25    4.545030%       159,718.03    254,081.88      413,799.91       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.09            0.09       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,784,914.57    4.564470%         2,122.48     14,396.77       16,519.26       0.00       0.00
                        B1          1,394,101.06    4.564470%           781.78      5,302.78        6,084.55       0.00       0.00
                        B2            896,193.58    4.564470%           502.56      3,408.87        3,911.44       0.00       0.00
                        B3            697,050.53    4.564470%           390.89      2,651.39        3,042.28       0.00       0.00
                        B4            497,907.48    4.564470%           279.21      1,893.90        2,173.12       0.00       0.00
                        B5            398,425.85    4.564470%           223.43      1,515.50        1,738.93       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        186,904,788.02     -            2,570,119.22    710,938.31    3,281,057.53     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        54,615,128.43              0.00
                                1A2        23,112,170.93              0.00
                                1A3        32,018,919.51              0.00
                                1X        109,746,218.87              0.00
                                2A1        66,924,157.22              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,782,792.08              0.00
                                B1          1,393,319.28              0.00
                                B2            895,691.01              0.00
                                B3            696,659.64              0.00
                                B4            497,628.27              0.00
                                B5            398,202.42              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        184,334,668.80     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                 CHL Mortgage Pass-Through Trust, Series 2004-6
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    55,812,522.81     4.281739% 12669FVD2    20.056857      3.335771    914.826272
                           1A2    23,618,887.38     4.156739% 12669FVE0    20.056857      3.238387    914.826272
                           1A3    32,720,909.52     3.856739% 12669FVF7    20.056857      3.004666    914.826272
                           1X    112,152,319.71     0.444720% 12669FVG5     0.000000      0.346468    914.826272
                           2A1    67,083,875.25     4.545030% 12669FVH3     2.216305      3.525732    928.663807
Residual                   AR              0.00     0.000000% 12669FVJ9     0.000000      0.862948      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,784,914.57     4.564470% 12669FVK6     0.559211      3.793116    996.651847
                           B1      1,394,101.06     4.564470% 12669FVL4     0.559211      3.793116    996.651847
                           B2        896,193.58     4.564470% 12669FVM2     0.559211      3.793116    996.651847
                           B3        697,050.53     4.564470% 12669FYL1     0.559211      3.793116    996.651847
                           B4        497,907.48     4.564470% 12669FYM9     0.559211      3.793116    996.651847
                           B5        398,425.85     4.564470% 12669FYN7     0.559211      3.793116    996.651847
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     186,904,788.02       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                 CHL Mortgage Pass-Through Trust, Series 2004-6
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       114,535,916.29    69,798,752.51   184,334,668.80
Loan count                    231              140              371
Avg loan rate           4.841637%        4.804030%             4.83
Prepay amount        2,350,732.19       114,602.11     2,465,334.30

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        22,924.84        14,575.08        37,499.92
Sub servicer fees          633.26             0.00           633.26
Trustee fees               877.08           524.70         1,401.79


Agg advances                  N/A              N/A              N/A
Adv this period         22,513.64         3,122.11        25,635.75

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             100,000.00       100,000.00       200,000.00
Fraud                1,169,443.83       699,604.05     1,869,047.88
Special Hazard       3,170,214.00             0.00     3,170,214.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.899266%           100.000000%            179,236,194.96
   -----------------------------------------------------------------------------
   Junior            4.100734%             0.000000%              7,664,292.71
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                 2,259,689.45
60 to 89 days                           2                 2,115,562.79
90 or more                              0                         0.00
Foreclosure                             1                 1,000,000.00

Totals:                                 8                 5,375,252.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,281,057.53          3,281,057.53
Principal remittance amount            2,570,119.22          2,570,119.22
Interest remittance amount               710,938.31            710,938.31